SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 March 17, 2003
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               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                      1-16619                    73-1612389
--------------------------   ---------------------------    ------------------
  (State of Incorporation)     (Commission File Number)        (IRS Employer
                                                            Identification No.)


               Kerr-McGee Center
          Oklahoma City, Oklahoma                       73125
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   (Address of principal executive offices)          (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)

Item 9.             Regulation FD Disclosure
                             Kerr-McGee Corp. announced today that Kenneth W.
                    Crouch has been elected executive vice president and David
                    A. Hager has been elected senior vice president, succeeding Crouch as head of worldwide exploration and production. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                    (c) Exhibits

                    99.1 Press Release dated March 17, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KERR-MCGEE CORPORATION


                                      By:     (John M. Rauh)
                                              ---------------------------
                                              John M. Rauh
                                              Vice President and Controller

Dated: March 17, 2003